CAUSEY DEMGEN & MOORE INC.
Certified Public Accountants and Consultants

Suite 4650
1801 California Street
Denver, Colorado 80202-2681
Telephone: (303) 296-2229
Facsimile: (303) 296-3731
www.cdmcpa.com

July 12, 2005

David Norris, President and CEO
Entropin, Inc.

VIA FAX (941) 368-9511

Dear Mr. Norris:

This is to confirm that the client-auditor relationship between Entropin, Inc. (Commission File Number 000-29807) and Causey Demgen & Moore Inc. ceased as of July 7, 2005.

Sincerely,

Causey Demgen & Moore Inc.

CAUSEY DEMGEN & MOORE INC.

cc: Chief Accountant
PCAOB Letter Files, Mail Stop 11-3
Securities and Exchange Commission
100 F Street, N. E.
Washington, D.C. 20549
VIA FAX (202) 772-9251

CDM